CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Epic Stores Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2015 filed with the Securities and Exchange Commission (the “Report”), I, Zachary Bradford, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

By:	/s/ Zachary K. Bradford
Name:	Zachary Bradford
Title:	Chief Financial Officer
Date:	August 19, 2015

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.